                                PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, J. Stanley Coyne, residing at 989 James Street, Syracuse, New York 13203 (the "Maker"), promises to pay to the order of Coyne International Enterprises Corp, a New York corporation having an office and principal place of business at 140 Cortland Avenue, Syracuse, New York (the "Holder"), the principal sum of One Million One Hundred Ten Thousand Dollars ($1,110,000.00) in lawful money of the United States, with interest thereon at the applicable Federal rate under Section 1274(d), compounded annually pursuant to Reg. 1.7872-3(b) of the Internal Revenue Code of 1986 and regulations thereunder, from September 1, 1994 until the debt is paid in full.

     Principal and interest payments are deferred during the lifetime of the Maker. The Maker may pre-pay principal and/or accrued interest in full or in part at any time. Payments shall be made to the Holder at the Holder's address shown above or at such other place as may be designated in writing by the Holder.

     The entire unpaid balance due hereunder shall be payable in full six (6) months after the date of death of the Maker.

     The Maker waives presentment, protest, demand for payment and notice of default, dishonor, or nonpayment.

     This instrument cannot be modified or terminated orally.  This Promissory
Note is secured by a second mortgage on certain real property of the Maker located in Nantucket, Massachusetts, dated the same day as this Promissory Note.

     IN WITNESS WHEREOF, the Maker has executed this instrument on September 27, 1994 at Syracuse, New York.


                                   /s/ J. Stanley Coyne
                                   ----------------------------------
                                   J. Stanley Coyne

STATE OF NEW YORK  )
COUNTY OF ONONDAGA ) ss.:

     On this 27 day of September, 1994, before me personally came J. Stanley Coyne to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                   /s/ Linda M. Selley
                                   ----------------------------------
                                   Notary Public

                                 MORTGAGE DEED

     J. STANLEY COYNE, of 989 James Street, Syracuse, NY 13203, for consideration paid, grant to COYNE INTERNATIONAL ENTERPRISES CORP., a New York corporation having an address of 140 Cortland Avenue, Syracuse, NY, with MORTGAGE COVENANTS, to secure the payment of ONE MILLION ONE HUNDRED TEN THOUSAND AND NO/100 ($1,110,000.00) DOLLARS as provided in a promissory note of even date herewith, the land together with the structures thereon situate at 8 Winter Street, Nantucket Town and County, Massachusetts, bounded and described as follows:

     NORTHERLY    by Liberty Street, 55.26 feet;

     EASTERLY     by Winter Street, 57.74 feet;

     SOUTHERLY    by land now or formerly of Millie
                  Williams, 67.10 feet; and

     WESTERLY     by land now or formerly of Lucille
                  Sanguinetti, 64.60 feet.

     Containing 3,747 square feet, more or less, and being shown on plan of "Land of Rita Prentice Davis, dated March 24, 1962" drawn by Josiah S. Barrett, Engineer, recorded in April, 1962.

     Subject to a prior mortgage to Nantucket Bank dated February 17, 1993 in Book 408, Page 262 at the Nantucket Registry of Deeds.

     For Grantor's title see Deed recorded at Book 217, Page 114 at said
Registry.

     Mortgagor covenants and agrees with the mortgagee that in the event the mortgaged premises or any part thereof becomes vested in anyone other than the mortgagor without the prior written consent of the mortgagee, the whole sum of principal and interest due under the note secured hereby shall become immediately due and payable at the option of the mortgagee.

     This mortgage is upon the STATUTORY CONDITION for any breach of which or any conditions of this mortgage or the note secured hereby, the mortgagee shall have the STATUTORY POWER OF SALE.

     WITNESS my hand and seal this 27th day of September, 1994.

                              /s/ J. Stanley Coyne
                              ----------------------------------
                              J. Stanley Coyne

                               STATE OF NEW YORK

          , ss                     September 27, 1994

     Then personally appeared the above-named J. Stanley Coyne and acknowledged the foregoing instrument to be his correct free act and deed, before me



                                   /s/ Linda M. Seeley
                                   ----------------------------------
                                   Notary Public

My Commission Expires:
June 10, 1995